SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 30, 1999


                            DELTA FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


    NEW YORK                  333-51545            11-2609517
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(State or other               (Commission          (IRS Employer
jurisdiction of               File Number)         ID Number)
incorporation)


1000 WOODBURY ROAD, WOODBURY,  NEW  YORK                         11797
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(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code:    (516) 364-8500
                                                       ---------------


                                      N/A
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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.


     This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement in connection with the issuance by Delta Funding Home Equity Loan Trust 1999-1 of Home Equity Loan Asset-Backed Certificates, Series 1999-1.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Pooling and Servicing Agreement.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DELTA FUNDING CORPORATION


                                            By: /S/ RICHARD BLASS
                                                ------------------------
                                                Name:  Richard Blass
                                                Title: Senior Vice President


Dated: March 30, 1999

                                  EXHIBIT INDEX

EXHIBIT                                                         PAGE
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4.1  Pooling and Servicing Agreement